Exhibit 99.1

PRESS RELEASE
FIDELITY NATIONAL INFORMATION SERVICES, INC. REPORTS STRONG FIRST QUARTER RESULTS
First Quarter Pro Forma Revenue Growth of 13.1%
     Jacksonville, Fla. —April 25, 2007 — Fidelity National Information Services, Inc. (NYSE:FIS), a leading global provider of technology services to financial institutions, today announced financial results for the first quarter of 2007. Consolidated revenue increased to $1.1 billion, net earnings increased to $59.5 million and net earnings per diluted share was $0.30.
     FIS reported pro forma revenue growth of 13.1%, pro forma EBITDA growth of 14.1% and adjusted cash earnings per diluted share of $0.54. “We are very pleased with the outstanding first quarter performance,” stated FIS Chairman William P. Foley, II. “Excellent sales results, combined with a strong emphasis on improving our cost base, drove 20% growth in cash earnings per share. These strong results position us solidly to achieve our full year 2007 objectives.”
     FIS’ operating results are presented on a GAAP and on an adjusted pro forma basis, which management believes provides more meaningful comparisons between the periods presented. FIS’ 2006 pro forma results reflect a January 1, 2006 effective date for the merger between FIS and Certegy. Additionally, the adjusted pro forma results exclude certain merger and acquisition and integration expenses, certain stock compensation charges and debt restructuring charges. Reconciliations between GAAP and pro forma results are provided in the attachments to this press release, which are posted on the company’s website at http://www.fidelityinfoservices.com.

	1st Quarter	1st Quarter
GAAP	2007	2006
Total Revenue	$1,124.0 million	$900.9 million
Net Earnings	$59.5 million	$39.4 million
Net Earnings Per Diluted Share	$0.30	$0.23

	1st Quarter	1st Quarter
Adjusted Pro Forma (see Appendix A)	2007	2006	% Chg
Total Revenue	$1,124.0 million	$993.9 million	13.1%
EBITDA	$279.0 million	$244.6 million	14.1%
Net Earnings	$79.7 million	$58.6 million	35.9%
Net Earnings Per Diluted Share	$0.41	$0.30	36.7%
Cash Earnings	$105.3 million	$86.9 million	21.2%
Cash Earnings Per Diluted Share	$0.54	$0.45	20.0%
Diluted Shares Outstanding	195.8 million	195.1 million
     FIS presents its financial results in accordance with GAAP. However, in order to provide the investment community with a broader means of evaluating the operating performance of its operations, FIS also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other tax-adjusted purchase price amortization (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Reconciliations between GAAP and non-GAAP results and schedules showing historical detail are provided in the attachments to this press release.
Pro Forma Segment Information
     FIS’ Transaction Processing Services generated revenue of $680.5 million, or 14.9% over the prior-year period, driven by 58.4% growth in International, 8.6% growth in Enterprise Solutions and 5.1% growth in Integrated Financial Solutions. Increased market share, expansion within the existing client base and the Company’s new item processing operation in Brazil contributed to the strong revenue growth. Transaction Processing Services’ EBITDA increased 20.8% over the prior-year quarter to $160.7 million. The EBITDA margin was 23.6%, a 120 basis point improvement over the first quarter of 2006.
     Lender Processing Services’ revenue increased 10.0% to $440.4 million, driven by 16.7% growth in Information Services, which continues to benefit from strong results within the default solutions and appraisal product lines. A 6.1% increase in title and settlement services revenue also contributed to the strong revenue growth. Lender Processing Services’ EBITDA was $138.6 million, or 3.3% above the prior year quarter. The EBITDA margin was 31.5% compared to 33.5% in the first quarter of 2006. The decline is primarily the result of strong growth in lower margin product lines, lower tax processing volumes and a decline in revenue from the Company’s investment property exchange services. The first quarter 2007 EBITDA margin was comparable to the 31.7% margin reported for the fourth quarter of 2006.
     Additional segment and pro forma information is provided in the following table. Certain prior year numbers have been adjusted to reflect subsequent reclassifications between business units:

Segment Revenues	1st Quarter	1st Quarter
(amounts in millions)	2007	2006	% Chg
Transaction Processing Services:
Integrated Financial Solutions	$283.7	$270.0	5.1%
Enterprise Solutions	259.1	238.6	8.6%
International	138.2	87.3	58.4%
Other	(0.5)	(3.4)	83.9%

	$680.5	$592.5	14.9%

Lender Processing Services:
Mortgage Processing	$94.1	$92.2	2.0%
Information Outsourcing	346.3	296.8	16.7%
Other	—	11.5	(100.0%)

	$440.4	$400.5	10.0%

Corporate	$3.1	$0.8	272.9%

Total FIS	$1,124.0	$993.8	13.1%

     Corporate expense for the first quarter of 2007 totaled $20.3 million. The $2.4 million, or 10.6%, decline from pro forma corporate expense of $22.7 million in the prior year quarter was attributable to the consolidation of duplicate administrative functions and the incremental impact of the Company’s leasing operation. These amounts were partially offset by a $4.7 million increase in stock option expense. The effective tax rate was 37.2% .
2007 Outlook
     The Company reiterated its guidance for earnings per diluted share of $1.97 to $2.03, and cash earnings per diluted share of $2.47 to $2.53. Management expects 2007 pro forma revenue growth to approach the high end of its previously announced guidance of 7% to 9%, and pro forma EBITDA growth to approach the high end of its previously announced guidance of 10% to 12%.

     FIS will host a call with investors and analysts to discuss first quarter results on Thursday, April 26, 2007, beginning at 8:30 a.m. Eastern time. Those wishing to participate via the webcast should access the call through FIS’ Investor Relations website at http://www.fidelityinfoservices.com. Those wishing to participate via the telephone may do so by calling 888-428-4473 (USA) or 612-332-0637 (International). The webcast replay will be available on FIS’ Investor Relations website. The telephone replay will be available through May 3, 2007, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 869678.
About Fidelity National Information Services
     Fidelity National Information Services, Inc. (NYSE:FIS) is a leading provider of core processing for financial institutions; card issuer and transaction processing services; mortgage loan processing and mortgage-related information products; and outsourcing services to financial institutions, retailers, mortgage lenders and real estate professionals. FIS has processing and technology relationships with 35 of the top 50 global banks, including nine of the top 10. Approximately 50 percent of all U.S. residential mortgages are processed using FIS software. FIS is a member of Standard and Poor’s (S&P) 500® Index and has been ranked the number one banking service provider in the world by American Banker and the research firm Financial Insights and the number two overall financial technology provider in the annual FinTech 100 rankings. Headquartered in Jacksonville, Fla., FIS maintains a strong global presence, serving more than 7,800 financial institutions in more than 60 countries worldwide. For more information on Fidelity National Information Services, please visit www.fidelityinfoservices.com.
     Forward-Looking Statements
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries; failures to adapt our services to changes in technology or in the marketplace; adverse changes in the level of real estate activity, which would adversely affect certain of our businesses; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Information Services, Inc.
CONTACT: Mary Waggoner, Senior Vice President, Investor Relations, 904-854-3282, mary.waggoner@fnf.com
###

FIDELITY NATIONAL INFORMATION SERVICES, INC.
AND SUBSIDIARIES AND AFFILIATES
UNAUDITED CONSOLIDATED RESULTS FOR THE THREE MONTHS ENDING MARCH 31, 2007 AND 2006
(In thousands, except per share data)

	Three months ended March 31,
	2007	2006
Processing and services revenues	$1,124,066	$900,936
Cost of revenues	813,316	622,337
Selling, general, and administrative expenses	119,483	145,729
Research and development costs	27,109	28,060

Operating income	164,158	104,810
Other income (expense) Interest income	689	1,891
Interest expense	(72,115)	(43,268)
Other income (expense)	668	(2,110)

Total other income (expense)	(70,758)	(43,487)

Earnings before income taxes, equity earnings and minority interest	93,400	61,323
Provision for income taxes	34,745	23,487
Equity in earnings of unconsolidated entities	936	1,833
Minority interest	88	311

Net earnings	$59,503	$39,358

Net earnings per share-basic	$0.31	$0.23

Weighted average shares outstanding-basic	191,898	169,989

Net earnings per share-diluted	$0.30	$0.23

Weighted average shares outstanding-diluted	195,807	172,987

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures
NOTE: The Adjustments Column (2006 only) represents pro forma adjustments relating to the merger transaction between CEY and FIS to reflect as if the merger occurred January 1, 2006

EBITDA Detail

2007 Q1	FIS
Net Earnings	$59,503
+ Interest Expense	72,115
+ Minority Interest	88
+ Income Taxes	34,745
+ Depreciation/Amort	110,612
- Interest Income	(689)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(936)
- Other (Income) Expense	(668)

EBITDA	$274,770

EBITDA Margin

2007 Q1	FIS
EBITDA	$274,770
Revenue	$1,124,066
EBITDA Margin	24.4%
EBIT Detail

2007 Q1	FIS
Net Earnings	$59,503
+ Interest Expense	72,115
+ Minority Interest	88
+ Income Taxes	34,745
- Interest Income	(689)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(936)
- Other (Income) Expense	(668)

EBIT	$164,158

EBIT Margin

2007 Q1	FIS
EBIT	$164,158
Revenue	$1,124,066
EBIT Margin	14.6%
Adjusted Diluted EPS

2007 Q1	FIS
Net Earnings	$59,503
Adjusted diluted EPS	$0.30
Diluted Shares Outstanding	195,807
EBITDA Detail

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	$(3,708)	$(6,873)
+ Interest Expense	43,268	1,081	—	44,349
+ Minority Interest	311	—	—	311
+ Income Taxes	23,487	(26,396)	(2,626)	(5,535)
+ Depreciation/Amort	96,795	4,274	6,856	107,925
- Interest Income	(1,891)	—	—	(1,891)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(1,833)	—		(1,833)
- Other (Income) Expense	2,110	123		2,233

EBITDA	$201,605	$(63,441)	$522	$138,686

EBITDA Margin

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
EBITDA	$201,605	$(63,441)	$522	$138,686
Revenue	$900,936	$92,915	$—	$993,851
EBITDA Margin	22.4%	-68.3%		14.0%
EBIT Detail

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	$(3,708)	$(6,873)
+ Interest Expense	43,268	1,081	—	44,349
+ Minority Interest	311	—	—	311
+ Income Taxes	23,487	(26,396)	(2,626)	(5,535)
- Interest Income	(1,891)	—	—	(1,891)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(1,833)	—	—	(1,833)
- Other (Income) Expense	2,110	123	—	2,233

EBIT	$104,810	$(67,715)	$(6,334)	$30,761

EBIT Margin

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
EBIT	$104,810	$(67,715)	$(6,334)	$30,761
Revenue	$900,936	$92,915	$—	$993,851
EBIT Margin	11.6%	-72.9%		3.1%
Adjusted Diluted EPS

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	$(3,708)	$(6,873)
Adjusted diluted EPS	$0.23			$(0.04)
Diluted Shares Outstanding	172,987			195,111

Continued on following page

Cash Earnings

2007 Q1	FIS
Net Earnings	$59,503
+ Tax Adjusted Purchase Price Amortization	25,612

Cash Earnings	$85,115

Diluted Cash EPS	$0.43
Diluted Shares Outstanding	195,807
Free Cash Flow

2007 Q1	FIS
Net Earnings	$59,503
+ Depreciation/Amort	110,612
- Capital Expenditures	(70,116)

Free Cash Flow	$99,999

Financial Measures Excluding Non Recurring Items
EBITDA	$274,770
Merger and Acquisition, and Integration Costs	4,278

EBITDA, excluding non recurring items	$279,048

Net Earnings	59,503
Merger and Acquisition, and Integration Costs, net of tax	3,116
Debt Restructure Charge, net of tax	17,059

Net Earnings, excluding non recurring items	$79,678

Weighted Average Shares	195,807

Net Earnings per diluted share	$0.30
Merger and Acquisition, and Integration Costs per share	0.02
Debt Restructure Charge per share	0.09

Net Earnings per diluted share, excluding non recurring items	$0.41

Cash Earnings	85,115
Merger and Acquisition, and Integration Costs, net of tax	3,116
Debt Restructure Charge, net of tax	17,059

Cash Earnings, excluding non recurring items	$105,290

Weighted Average Shares	195,807

Cash Earnings per diluted share	$0.43
Merger and Acquisition, and Integration Costs per share	0.02
Debt Restructure Charge per share	0.09

Cash Earnings per diluted share, excluding non recurring items	$0.54

Free Cash Flow	$99,999
Merger and Acquisition, and Integration Costs, net of tax	2,432
Debt Restructure Charge, net of tax	17,059

Free Cash Flow, excluding non recurring items	$119,490

Cash Earnings

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	$(3,708)	$(6,873)
+ Tax Adjusted Purchase Price Amortization	24,520	233	3,524	28,277

Cash Earnings	$63,878	$(42,290)	$(184)	$21,404

Diluted Cash EPS	$0.37			$0.11
Diluted Shares Outstanding	172,987			195,111
Free Cash Flow

2006 Q1	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$39,358	$(42,523)	$(3,708)	$(6,873)
+ Depreciation/Amort	96,795	4,274	6,856	107,925
- Capital Expenditures	(69,264)	(5,200)	—	(74,464)

Free Cash Flow	$66,889	$(43,449)	$3,148	$26,588

Pro Forma Financial Measures Excluding Non Recurring Items
Pro Forma EBITDA	$138,686
Merger and Acquisition, and Integration Costs	81,751
Performance Based Stock Option Costs	24,130

Pro Forma EBITDA, excluding non recurring items	$244,567

Pro Forma Net Earnings	(6,873)
Merger and Acquisition, and Integration Costs, net of tax	50,609
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Net Earnings, excluding non recurring items	$58,624

Weighted Average Shares	172,987
Adjustment as if transaction took place 1/1/2006	22,124

Pro Forma Weighted Average Shares	195,111

Pro Forma Net Earnings per diluted share	$(0.04)
Merger and Acquisition, and Integration Costs per share	0.26
Performance Based Stock Option Costs per share	0.08

Pro Forma Net Earnings per diluted share, excluding non recurring items	$0.30

Pro Forma Cash Earnings	21,404
Merger and Acquisition, and Integration Costs, net of tax	50,609
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Cash Earnings, excluding non recurring items	$86,901

Pro Forma Weighted Average Shares	195,111

Pro Forma Cash Earnings per diluted share	$0.11
Merger and Acquisition, and Integration Costs per share	0.26
Performance Based Stock Option Costs per share	0.08

Pro Forma Cash Earnings per diluted share, excluding non recurring items	$0.45

Pro Forma Free Cash Flow	$26,588
Merger and Acquisition, and Integration Costs, net of tax	50,609
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Free Cash Flow, excluding non recurring items	$92,085

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Quarter Ended March 31, 2006
(In thousands, except per share data)

						Tax Adjusted
						Purchase Price	Cash
	Certegy-Jan	FIS	Pro Forma Adjustments	Note	Pro Forma	Amortization	Earnings
Total revenue	$92,915	$900,936			$993,851
Total cost of revenue	73,218	622,337	6,856	(1)	702,411

Gross profit (loss)	19,697	278,599	(6,856)		291,440
General and administrative	7,645	143,745	(522)	(2)	150,868
Research and development costs	—	28,060			28,060
Merger and Acquisition costs	79,767	1,984			81,751

Income (loss) from operations	(67,715)	104,810	(6,334)		30,761
Interest income (expense) and other	(1,204)	(43,487)	—		(44,691)

Income from continuing operations before tax and minority interest	(68,919)	61,323	(6,334)		(13,930)
Provision for income tax	(26,396)	23,487	(2,626)	(3)	(5,535)

Income from continuing operations	(42,523)	37,836	(3,708)		(8,395)
Equity in earnings (loss) of unconsolidated entities, net	—	1,833	—		1,833
Minority interests in earnings, net of tax	—	(311)	—		(311)

Net income	$(42,523)	$39,358	$(3,708)		$(6,873)	$28,277	$21,404

Net income per share-basic	$(0.68)	$0.23			$(0.04)		$0.11

Pro forma Weighted average shares-basic	62,326	169,989			191,809		191,809

Net income per share-diluted	$(0.67)	$0.23			$(0.04)		$0.11

Pro forma Weighted average shares-diluted	63,796	172,987			195,111		195,111

Pro Forma Net Earnings					$(6,873)
Merger and Acquisition Costs, net of tax					50,609
Performance Based Stock Option Costs, net of tax					14,888

Pro Forma Net Earnings, excluding non recurring items					$58,624

Appendix B
Notes to Unaudited Pro Forma Combined Statements of Continuing Operations
for the quarter ended March 31, 2006
These combined statements of continuing operations include the historical statements of continuing operations of Certegy and FIS as though the merger had occurred on January 1, 2006, adjusted for items related to the transaction as described below:
(1)	Reflects the increase in amortization expense as a result of allocating an assumed portion of the merger consideration to intangible assets of Certegy, namely customer relationship intangibles and acquired software, and amortizing such intangibles over their estimated useful lives as of the assumed acquisition date, offset by the amortization expense for such intangibles actually recorded by Certegy during the respective periods. Customer relationships are being amortized over 10 years on an accelerated method. Acquired computer software is being amortized over its estimated useful life of up to 10 years on an accelerated method. The acquired trademarks are considered to have indefinite useful lives and, therefore, are not reflected in these adjustments.

(2)	Under the merger agreement, all Certegy stock options and restricted stock and restricted stock units vested upon the closing of the merger. Accordingly, this adjustment reflects the elimination of historical stock compensation expense relating to the vesting of Certegy options in January 2006 (prior to merger), because such expense was reflected at the time of closing of the merger offset by option costs relating to options granted by FIS to certain employees of Certegy who remained with the merged entity,

(3)	Reflects the tax benefit relating to the pro forma adjustments for the quarter ended March 31, 2006.

2007 - Quarter 1	Historical
	Transaction	Lender
	Processing	Processing	Corporate and
	Services	Services	Other	Total
Processing and services revenue	680,545	440,389	3,132	1,124,066
Cost of revenues	530,051	283,265	—	813,316

Gross profit	150,494	157,124	3,132	310,750
Selling, general and admin costs	43,039	46,956	29,488	119,483
Research development costs	17,518	9,591	—	27,109

Operating income	89,937	100,577	(26,356)	164,158
Depreciation and amortization	70,768	33,756	6,088	110,612

EBITDA	160,705	134,333	(20,268)	274,770

EBITDA	160,705	134,333	(20,268)	274,770
Merger and Acquisition, and Integration costs	—	4,277	—	4,277
EBITDA, excluding non-recurring items	160,705	138,610	(20,268)	279,047

2006 - Quarter 1	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate and		Processing	Processing	Corporate and
	Services	Services	Other	Total	Services	Services	Other	Total
Processing and services revenue	592,511	400,500	840	993,851	501,548	400,500	(1,112)	900,936
Cost of revenues	467,890	234,521	—	702,411	387,816	234,521	—	622,337

Gross profit	124,621	165,979	840	291,440	113,732	165,979	(1,112)	278,599
Selling, general and admin costs	43,926	59,063	129,630	232,619	39,516	59,063	47,150	145,729
Research development costs	19,077	8,983	—	28,060	19,077	8,983	—	28,060

Operating income	61,618	97,933	(128,790)	30,761	55,139	97,933	(48,262)	104,810
Depreciation and amortization	70,634	36,120	1,171	107,925	59,594	36,120	1,081	96,795

EBITDA	132,252	134,053	(127,619)	138,686	114,733	134,053	(47,181)	201,605

ProForma EBITDA	132,252	134,053	(127,619)	138,686
Merger and Acquisition costs	753	170	80,828	81,751
Acceleration of performance-based shares	—	—	24,130	24,130

ProForma EBITDA, excluding non-recurring items	133,005	134,223	(22,661)	244,567